UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2006

The Knot, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-28271	13-3895178
(State or other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

462 Broadway, 6th Floor, New York, New York		10013
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 219-8555

____________________

(Former name or former address, if changed since last report)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by The Knot, Inc. on September 14, 2006, to include the historical financial statements of the business acquired, WeddingChannel.com, Inc. (“WeddingChannel”), and the unaudited pro forma financial information required pursuant to Article 11 of Regulation S-X.

Item 9.01. Financial Statements and Exhibits.

     (a) Financial Statements of Business Acquired. The following consolidated financial statements of WeddingChannel and subsidiaries are filed as Exhibit 99.1 to this report and incorporated in their entirety into this Item 9.01(a) by reference:

  audited consolidated balance sheets as of December 31, 2005 and 2004, audited consolidated statements of operations for the years ended December 31, 2005, 2004 and 2003, audited consolidated statements of stockholders’ equity/(deficit) for the years ended December 31, 2005, 2004 and 2003 and audited consolidated statements of cash flows for the years ended December 31, 2005, 2004 and 2003, in each case with a report by Grant Thornton LLP, and unaudited consolidated balance sheet as of June 30, 2006, unaudited consolidated statements of operations for the six months ended June 30, 2006 and 2005, unaudited consolidated statement of stockholders’ equity/(deficit) for the six months ended June 30, 2006 and unaudited consolidated statements of cash flows for the six months ended June 30, 2006 and 2005, in each case prepared in accordance with generally accepted accounting principles.

     (b) Pro Forma Financial Information. The Pro Forma Consolidated Financial Information as of and for the six months ended June 30, 2006 and for the year ended December 31, 2005 is furnished as Exhibit 99.2 to this report and incorporated in its entirety into this Item 9.01(b) by reference. The Pro Forma Consolidated Financial Information is a presentation of historical results with accounting adjustments necessary to reflect the estimated pro forma effect of The Knot’s acquisition of WeddingChannel on the financial position and results of operation of The Knot and is presented for information purposes only. The Pro Forma Consolidated Financial Information does not reflect the effects of any anticipated changes to be made by The Knot to the operations of the combined companies, including synergies and cost savings and does not include one time charges expected to result from the merger. The Pro Forma Consolidated Financial Information should not be construed to be indicative of The Knot’s future results of operations or financial position.

     (d) Exhibits. The following documents are included as exhibits to this report:

2.1

Agreement and Plan of Merger and Reorganization, dated as of June 5, 2006, by and among The Knot, Inc., IDO Acquisition Corporation, WeddingChannel.com, Inc. and Lee Essner, as stockholder representative (incorporated by reference to the identically-numbered exhibit to the Current Report on Form 8-K filed by The Knot on June 5, 2006)

23.1	Consent of Independent Certified Public Accountants

99.1	Consolidated Financial Statements of WeddingChannel.com, Inc.:

Report of Independent Certified Public Accountants
Consolidated Balance Sheets as of June 30, 2006 (unaudited) and December 31, 2005 and 2004
Consolidated Statements of Operations for the six months ended June 30, 2006 and 2005 (unaudited) and for the years ended
          December 31, 2005, 2004 and 2003
Consolidated Statements of Stockholders’ Equity/(Deficit) for the six months ended June 30, 2006 (unaudited) and for the years ended December 31, 2005, 2004 and 2003
Consolidated Statements of Cash Flows for the six months ended June 30, 2006 and 2005 (unaudited) and for the years ended
          December 31, 2005, 2004 and 2003
Notes to Consolidated Financial Statements

99.2	Pro forma consolidated financial information as of and for the six months ended June 30, 2006 and for the year ended December 31, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KNOT, INC.
(Registrant)

Date: November 22, 2006	By:	/s/ RICHARD E. SZEFC
Richard E. Szefc
Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

2.1

Agreement and Plan of Merger and Reorganization, dated as of June 5, 2006, by and among The Knot, Inc., IDO Acquisition Corporation, WeddingChannel.com, Inc. and Lee Essner, as stockholder representative (incorporated by reference to the identically-numbered exhibit to the Current Report on Form 8-K filed by The Knot on June 5, 2006).

23.1	Consent of Independent Certified Public Accountants

99.1	Consolidated Financial Statements of WeddingChannel.com, Inc.:

Report of Independent Certified Public Accountants
Consolidated Balance Sheets as of June 30, 2006 (unaudited) and December 31, 2005 and 2004
Consolidated Statements of Operations for the six months ended June 30, 2006 and 2005 (unaudited) and for the years ended
               December 31, 2005, 2004 and 2003
Consolidated Statements of Stockholders’ Equity/(Deficit) for the six months ended June 30, 2006 (unaudited) and for the years ended
               December 31, 2005, 2004 and 2003
Consolidated Statements of Cash Flows for the six months ended June 30, 2006 and 2005 (unaudited) and for the years ended
               December 31, 2005, 2004 and 2003
Notes to Consolidated Financial Statements

99.2	Pro forma consolidated financial information as of and for the six months ended June 30, 2006 and for the year ended December 31, 2005